UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 22, 2017

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-52669	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement..

Effective on September 1, 2017, Monaker Group, Inc. (the “Company”, “we” and “us”) entered into an Engagement Agreement with A-Tech, LLC, a third-party consultant. Pursuant to the Engagement Agreement, the consultant agreed to provide the Company consulting services in connection with the Company’s planned up-listing to NASDAQ, to introduce investor relations firms to the Company, and if requested, consult with the Company in connection with the acquisition and development of vacation rental homes. The Engagement Agreement has a term of 12 months, renewable thereafter for additional three month periods in the event both parties agree in writing. The agreement may be terminated by the consultant at any time with one month’s prior notice. The Company agreed to pay the consultant total compensation of $180,000 during the 12 month initial term of the agreement, payable at the rate of $15,000 per month.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company previously designated (a) 3,000,000 shares of preferred stock as Non-Voting Series B 10% Cumulative Convertible Preferred Stock; (b) 3,000,000 shares of preferred stock as Non-Voting Series C 10% Cumulative Convertible Preferred Stock; and (c) 3,000,000 shares of preferred stock as Non-Voting Series D 10% Cumulative Convertible Preferred Stock. Effective on September 22, 2017, due to the fact that no shares of Series B, Series C or Series D Preferred Stock remained outstanding, the Company filed Certificate of Withdrawal of Certificate of Designations relating to such series of preferred stock with the Secretary of State of Nevada and terminated the designation of its Series B, Series C and Series D Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1*	Certificate of Withdrawal of Certificate of Designation of Series B Convertible Preferred Stock filed with the Secretary of State of Nevada on September 22, 2017

3.2*	Certificate of Withdrawal of Certificate of Designation of Series C Convertible Preferred Stock filed with the Secretary of State of Nevada on September 22, 2017

3.3*	Certificate of Withdrawal of Certificate of Designation of Series D Convertible Preferred Stock filed with the Secretary of State of Nevada on September 22, 2017

10.1*	Engagement Agreement for Consulting Services with A-Tech, LLC, effective September 1, 2017

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: September 25, 2017	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Certificate of Withdrawal of Certificate of Designation of Series B Convertible Preferred Stock filed with the Secretary of State of Nevada on September 22, 2017

3.2*	Certificate of Withdrawal of Certificate of Designation of Series C Convertible Preferred Stock filed with the Secretary of State of Nevada on September 22, 2017

3.3*	Certificate of Withdrawal of Certificate of Designation of Series D Convertible Preferred Stock filed with the Secretary of State of Nevada on September 22, 2017

10.1*	Engagement Agreement for Consulting Services with A-Tech, LLC, effective September 1, 2017

* Filed herewith.